UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-6302

Cohen & Steers Realty Shares, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2010

Item 1. Reports to Stockholders.

COHEN & STEERS REALTY SHARES, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2010. The net asset value (NAV) at that date was $48.58 per share.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2010
Cohen & Steers Realty Shares	4.41%
FTSE NAREIT Equity REIT Index[a]	5.56%
S&P 500 Index[a]	–6.65%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. These recharacterizations could result in the Fund paying distributions in excess of its investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund's assets.

Investment Review

U.S. real estate stocks made gains across virtually all sectors in the first six months of 2010. The group began to rise in February as fourth-quarter 2009 earnings generally met expectations and indicated stabilization in occupancies and rents. REITs gave back some ground when risk factors, such as Europe's sovereign debt crisis, weighed on capital markets. They nonetheless outperformed the broad U.S. equity market by a wide margin for the period; the FTSE NAREIT Equity REIT Index had a total return of +5.6% for the year through June 30, compared with –6.7% for the S&P 500 Index.

a  The FTSE NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS REALTY SHARES, INC.

The apartment sector (which had a total return of +16.3% for the period)b benefited from improved pricing power due to growth in employment that encouraged household formation, which subsequently led to demand for apartment units. The hotel sector (+10.8%) was another top performer. Revenue per available room began to grow again and signaled that a sustainable recovery might be at hand.

Regional malls (+6.0%) also outperformed, led by highly leveraged companies that recapitalized. Shopping centers (+3.2%), which tend to have more stable anchor tenants such as grocery stores, lagged in the cyclical recovery.

The office sector (+0.8%) had mixed performance. Offices in major city centers have seen a trough in occupancies and fewer rent concessions, and in certain cases have even started to raise rents. Companies in suburban markets generally struggled, primarily due to lack of demand from tenants. The industrial sector (–13.8%) was the only sector to end the period in negative territory. ProLogis, the largest weight in the sector, had disappointing earnings and was pressured by concerns over its exposure to Europe.

Acquisition activity picked up

There was an increase in earnings-accretive acquisition announcements, a development we have been expecting. Some are occurring in less traditional sectors, such as data centers, where public owners have a cost-of-capital advantage. Realty Income, an owner of retail and other assets, purchased $270 million of winery and vineyard properties under long-term, triple-net lease agreements that are likely to improve earnings growth.

Ventas, a REIT that operates senior housing and health care properties, acquired a portfolio of 95 medical office buildings and ambulatory facilities at a price between $300 million and $400 million. The transaction gave Ventas a 100% interest in some of the properties and joint venture interests in the others, which could result in significant value creation. The deal also highlights how joint ventures are becoming an attractive source of acquisition opportunities, as partners buy each other out at reasonable prices.

After a few quiet months, the initial public offering (IPO) market for REITs picked up again in June. Los Angeles-based Hudson Pacific sold 12.8 million shares priced at $17. The company owns a $500 million pool of well-located office and media assets, principally in Southern California.

b  Sector returns as measured by the FTSE NAREIT Equity REIT Index.

COHEN & STEERS REALTY SHARES, INC.

Fund performance

The Fund had a positive total return in the period but underperformed its benchmark. Factors that detracted from relative performance included our stock selection in the regional mall and health care sectors. Within the health care sector, our out-of-index allocation to Brookdale Senior Living declined. Unlike more traditional net lease health care companies, Brookdale's underlying fundamentals are more dependent on a healthy economy—specifically, strong employment and a stable housing market. Brookdale was also affected by a large equity offering by existing shareholders.

Our overweight in the industrial sector, most specifically ProLogis, also hampered performance. The stock declined in part due to concerns over its European property exposure. That notwithstanding, we believe the company is attractive and is experiencing positive momentum in Europe, where its build-to-suit activity is still strong.

Factors that boosted performance included our stock selection and underweight in the office sector, where we focused on owners of urban properties, and our overweight and stock selection in the hotel and apartment sectors. With respect to the apartment sector, our strong overweight in BRE Properties was particularly beneficial; measured by relative performance, the company was one of the period's top-performing residential REITs.

Investment Outlook

We expect the economy and jobs picture to improve through the rest of 2010, although the potential magnitude of the recovery is unclear. There will likely be statistical aberrations, both high and low, with respect to employment and other critical data. Nonetheless, we believe the cyclical upturn will continue, albeit at a more moderate pace. Even modest economic growth should allow for single-digit earnings growth among REITs, with even higher rates of dividend growth as REIT payout ratios move up from historically low levels.

The trend of companies making purchases that are accretive to earnings and net asset value could gain further momentum, in our view. At the same time, we have been witnessing a recovery in fundamentals in certain sectors. Combined with what we believe will be low single-digit U.S. GDP growth in 2010, the onset of the acquisition and fundamental-recovery stages for REITs should be a positive long-term development.

COHEN & STEERS REALTY SHARES, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	JON CHEIGH

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS REALTY SHARES, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2010

	1 Year	5 Years	10 Years	Since Inception[a]
Fund	54.05%	1.51%	10.73%	11.56%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The annual expense ratio as reported in the prospectus dated May 1, 2010 was 1.06%.

a  Inception date of July 2, 1991.

COHEN & STEERS REALTY SHARES, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2010—June 30, 2010.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period[a] January 1, 2010– June 30, 2010
Actual (4.41% return)	$1,000.00	$1,044.10	$5.07
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.84	$5.01

a  Expenses are equal to the Fund's annualized expense ratio of 1.00% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COHEN & STEERS REALTY SHARES, INC.

JUNE 30, 2010

Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Simon Property Group	$242,726,102	9.6
Public Storage	126,437,964	5.0
Equity Residential	111,395,578	4.4
Vornado Realty Trust	107,912,601	4.3
Boston Properties	106,654,584	4.2
Kimco Realty Corp.	79,994,302	3.2
HCP	74,477,860	2.9
Host Hotels & Resorts	68,939,645	2.7
AvalonBay Communities	67,086,999	2.6
ProLogis	63,451,119	2.5

Sector Breakdown
(Based on Net Assets)
(Unaudited)

COHEN & STEERS REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS

June 30, 2010 (Unaudited)

		Number of Shares	Value
COMMON STOCK	97.3%
FINANCIAL—BANK	0.4%
SJB Escrow Corp., Class A, 144Aa,b,c,d		499,400	$9,988,000
REAL ESTATE	96.9%
DIVERSIFIED	8.9%
Alexander's		57,732	17,488,177
Cousins Properties		2,509,560	16,914,434
Duke Realty Corp.		4,640,567	52,670,435
Forest City Enterprises[c]		2,689,008	30,439,571
Vornado Realty Trust		1,479,268	107,912,601
			225,425,218
HEALTH CARE	11.5%
Brookdale Senior Living[c]		1,863,918	27,958,770
HCP		2,309,391	74,477,860
Health Care REIT		948,607	39,955,327
Nationwide Health Properties		1,751,559	62,653,265
Senior Housing Properties Trust		1,274,123	25,622,614
Ventas		1,289,561	60,544,889
			291,212,725
HOTEL	6.4%
Hersha Hospitality Trust		5,028,051	22,726,791
Hospitality Properties Trust		1,576,364	33,261,280
Host Hotels & Resorts		5,114,217	68,939,645
Hyatt Hotels Corp.[c]		514,615	19,087,070
Strategic Hotels & Resorts[c]		2,654,116	11,651,569
Sunstone Hotel Investors[c]		765,362	7,600,045
			163,266,400
INDUSTRIAL	4.5%
AMB Property Corp.		463,361	10,986,289
EastGroup Properties		1,103,773	39,272,244
ProLogis		6,263,684	63,451,119
			113,709,652

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2010 (Unaudited)

		Number of Shares	Value
OFFICE	12.6%
BioMed Realty Trust		2,118,837	$34,092,087
Boston Properties		1,495,018	106,654,584
Brookfield Properties Corp. (Canada)		1,154,435	16,208,267
Douglas Emmett		1,725,907	24,542,398
Hudson Pacific Properties[c]		632,293	10,907,054
Kilroy Realty Corp.		416,674	12,387,718
Liberty Property Trust		1,642,341	47,381,538
Mack-Cali Realty Corp.		506,202	15,049,386
SL Green Realty Corp.		957,937	52,724,853
			319,947,885
OFFICE/INDUSTRIAL	1.5%
PS Business Parks		688,403	38,399,119
RESIDENTIAL	18.1%
APARTMENT	16.6%
Apartment Investment & Management Co.		2,461,691	47,682,955
AvalonBay Communities		718,507	67,086,999
BRE Properties		1,274,807	47,078,622
Colonial Properties Trust		963,072	13,993,436
Education Realty Trust		1,402,132	8,454,856
Equity Residential		2,675,206	111,395,578
Essex Property Trust		317,934	31,011,282
Home Properties		663,752	29,915,303
Post Properties		1,051,735	23,905,936
UDR		2,137,216	40,884,942
			421,409,909
MANUFACTURED HOME	1.5%
Equity Lifestyle Properties		792,469	38,220,780
TOTAL RESIDENTIAL			459,630,689

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2010 (Unaudited)

		Number of Shares	Value
SELF STORAGE	5.7%
Public Storage		1,438,266	$126,437,964
Sovran Self Storage		539,913	18,589,205
			145,027,169
SHOPPING CENTER	23.1%
COMMUNITY CENTER	11.2%
Developers Diversified Realty Corp.		5,828,415	57,701,308
Federal Realty Investment Trust		344,582	24,213,777
Inland Real Estate Corp.		702,460	5,563,483
Kimco Realty Corp.		5,951,957	79,994,302
Regency Centers Corp.		1,513,719	52,071,934
Tanger Factory Outlet Centers		363,458	15,039,892
Weingarten Realty Investors		2,509,557	47,807,061
			282,391,757
REGIONAL MALL	11.9%
Macerich Co.		1,601,668	59,774,250
Simon Property Group		3,005,896	242,726,102
			302,500,352
TOTAL SHOPPING CENTER			584,892,109
SPECIALTY	4.6%
Digital Realty Trust		1,014,850	58,536,548
Plum Creek Timber Co.		725,293	25,044,367
Rayonier		724,246	31,881,309
			115,462,224
TOTAL REAL ESTATE			2,456,973,190

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2010 (Unaudited)

		Value
TOTAL INVESTMENTS (Identified cost—$1,953,580,327)	97.3%	$2,466,961,190
OTHER ASSETS IN EXCESS OF LIABILITIES	2.7	68,688,472
NET ASSETS (Equivalent to $48.58 per share based on 52,200,197 shares of common stock outstanding)	100.0%	$2,535,649,662

Glossary of Portfolio Abbreviation

REIT  Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the Fund.

a  Illiquid security. Aggregate holdings equal 0.4% of net assets of the Fund.

b  Resale is restricted to qualified institutional investors. Aggregate holdings equal 0.4% of net assets of the Fund.

c  Non-income producing security.

d  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair valued securities represent 0.4% of net assets of the Fund.

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2010 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$1,953,580,327)	$2,466,961,190
Cash	60,011,829
Receivable for:
Investment securities sold	30,654,604
Fund shares sold	6,210,171
Dividends	6,195,545
Other assets	10,236
Total Assets	2,570,043,575
LIABILITIES:
Payable for:
Investment securities purchased	25,592,893
Fund shares redeemed	5,010,481
Investment advisory fees	1,774,135
Dividends declared	1,154,313
Administration fees	44,023
Directors' fees	8,748
Other liabilities	809,320
Total Liabilities	34,393,913
NET ASSETS applicable to 52,200,197 shares of $0.001 par value of common stock outstanding	$2,535,649,662
NET ASSET VALUE PER SHARE:
($2,535,649,662 ÷ 52,200,197 shares outstanding)	$48.58
NET ASSETS consist of:
Paid-in-capital	$2,313,077,641
Dividends in excess of net investment income	(8,828,028)
Accumulated net realized loss	(281,980,814)
Net unrealized appreciation	513,380,863
$2,535,649,662

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2010 (Unaudited)

Investment Income:
Dividend income (net of $52,968 of foreign withholding tax)	$29,425,997
Expenses:
Investment advisory fees	10,172,360
Transfer agent fees and expenses	1,163,084
Administration fees	484,768
Reports to shareholders	204,386
Directors' fees and expenses	137,249
Custodian fees and expenses	119,845
Line of credit fees	60,864
Registration and filing fees	58,157
Professional fees	56,940
Miscellaneous	73,333
Total Expenses	12,530,986
Net Investment Income	16,895,011
Net Realized and Unrealized Gain:
Net realized gain	123,420,543
Net change in unrealized appreciation	(43,696,043)
Net realized and unrealized gain	79,724,500
Net Increase in Net Assets Resulting from Operations	$96,619,511

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2010	For the Year Ended December 31, 2009
Change in Net Assets:
From Operations:
Net investment income	$16,895,011	$38,330,335
Net realized gain	123,420,543	1,796,955
Net change in unrealized appreciation	(43,696,043)	530,994,525
Net increase in net assets resulting from operations	96,619,511	571,121,815
Dividends and Distributions to Shareholders from:
Net investment income	(29,640,356)	(39,042,174)
Tax return of capital	—	(22,345,501)
Total dividends and distributions to shareholders	(29,640,356)	(61,387,675)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	169,283,353	397,564,522
Total increase in net assets	236,262,508	907,298,662
Net Assets:
Beginning of period	2,299,387,154	1,392,088,492
End of period[a]	$2,535,649,662	$2,299,387,154

a  Includes dividends in excess of net investment income and undistributed net investment income of $8,828,028 and $3,917,317, respectively.

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six	Year ended December 31,
	Months Ended
Per Share Operating Performance:	June 30,2010	2009	2008	2007	2006	2005
Net asset value, beginning of period	$47.06	$37.01	$58.80	$89.45	$72.59	$69.66
Income from investment operations:
Net investment income	0.33	0.89	1.15	1.24 [a]	0.91	1.04
Net realized and unrealized gain (loss)	1.77	10.55	(20.93)	(18.21)	25.52	9.17
Total income (loss) from investment operations	2.10	11.44	(19.78)	(16.97)	26.43	10.21
Less dividends and distributions to shareholders from:
Net investment income	(0.58)	(0.89)	(1.22)	(1.09)	(0.91)	(1.04)
Net realized gain	—	—	—	(12.63)	(8.14)	(5.80)
Tax return of capital	—	(0.51)	(0.80)	—	(0.53)	(0.46)
Total dividends and distributions to shareholders	(0.58)	(1.40)	(2.02)	(13.72)	(9.58)	(7.30)
Redemption fees retained by the Fund	0.00 [b]	0.01	0.01	0.04	0.01	0.02
Net increase (decrease) in net asset value	1.52	10.05	(21.79)	(30.65)	16.86	2.93
Net asset value, end of period	$48.58	$47.06	$37.01	$58.80	$89.45	$72.59
Total investment return	4.41%[c]	32.50%	–34.40%	–19.19%	37.13%	14.89%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,535.6	$2,299.4	$1,392.1	$2,295.1	$3,601.9	$2,466.0
Ratio of expenses to average daily net assets	1.00%[d]	1.06%	1.00%	0.95%	0.96%	0.97%
Ratio of net investment income to average daily net assets	1.34%[d]	2.45%	2.06%	1.21%	1.08%	1.45%
Portfolio turnover rate	55%[c]	119%	99%	58%	31%	28%

a  15.1% of net investment income was attributable to a special dividend paid by Boston Properties, Inc.

b  Amount is less than $0.005.

c  Not annualized.

d  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Realty Shares, Inc. (the Fund) was incorporated under the laws of the State of Maryland on April 26, 1991 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. The Fund's investment objective is total return.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, are valued at the official closing prices as reported by sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities.

Securities for which market prices are unavailable, or securities for which the advisor determines that the bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value.

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock—Financial—Bank	$9,988,000	$—	—	$9,988,000
Common Stock—Real Estate	2,456,973,190	2,456,973,190	—	—
Total Investments	$2,466,961,190	$2,456,973,190	—	$9,988,000

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of December 31, 2009	$0
Purchases	9,988,000
Balance as of June 30, 2010	$9,988,000

Investments classified as Level 3 infrequently trade and have significant unobservable inputs. The Level 3 common stock has been fair valued utilizing inputs and assumptions which include book value, recent comparables in similar securities, as well as liquidity and market risk factors.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or an increase to realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2010, the advisor considers it likely that a portion of the dividends will be reclassified to return of capital upon the final determination of the Fund's taxable income for the year.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions where it trades for all open tax years and has concluded that as of June 30, 2010, no provisions for income tax would be required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the advisory agreement). Under the terms of the advisory agreement, the advisor provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.85% for the first $1.5 billion and 0.75% thereafter of the average daily net assets of the Fund.

Administration Fees: The Fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the Fund's average daily net assets. For the six months ended June 30, 2010, the Fund paid the advisor $251,427 in fees under this administration agreement. Additionally, the Fund has retained State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the advisor. The Fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $22,628 from the Fund for the six months ended June 30, 2010.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2010, totaled $1,538,536,746 and $1,338,949,178, respectively.

Note 4. Income Tax Information

As of June 30, 2010, the federal tax cost and net unrealized appreciation on securities were as follows:

Gross unrealized appreciation	$538,175,258
Gross unrealized depreciation	(24,794,395)
Net unrealized appreciation	$513,380,863
Cost for federal income tax purposes	$1,953,580,327

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

As of December 31, 2009, the Fund had a net capital loss carryforward of $280,906,766, of which $261,982,621 will expire on December 31, 2016 and $18,924,145 will expire on December 31, 2017. These carryforwards may be used to offset future capital gains to the extent provided by regulations.

Note 5. Capital Stock

The Fund is authorized to issue 200 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Six Months Ended June 30, 2010		For the Year Ended December 31, 2009
	Shares	Amount	Shares	Amount
Sold	9,169,811	$460,902,824	23,241,581	$825,160,337
Issued as reinvestment of dividends and distributions	548,123	27,370,948	1,631,762	56,484,547
Redeemed	(6,380,208)	(319,190,390)	(13,627,032)	(484,431,526)
Redemption fees retained by Fund[a]	—	199,971	—	351,164
Net increase	3,337,726	$169,283,353	11,246,311	$397,564,522

a  The Fund may charge a 2% redemption fee on shares sold within 60 days of the time of purchase. Redemption fees are paid directly to the Fund.

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires January 28, 2011. The Fund pays a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the credit agreement.

During the six months ended June 30, 2010, the Fund did not borrow under the credit agreement.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

COHEN & STEERS REALTY SHARES, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment advisory agreement (the "Advisory Agreement"), or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the Fund's Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a meeting held in person on June 22-23, 2010, the Advisory Agreement was discussed and was unanimously continued for a term ending June 30, 2011 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Advisory Agreement, the Board of Directors reviewed materials provided by the Fund's investment advisor (the "Investment Advisor") and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds ("Peer Funds") and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Advisor; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio

COHEN & STEERS REALTY SHARES, INC.

managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services provided by the Investment Advisor: The Board of Directors reviewed the services that the Investment Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor to its other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Advisor's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Advisor's ability to attract qualified and experienced personnel. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark. The Board of Directors considered that the Fund outperformed its benchmark and the medians of the Peer Funds for the one-, three, five- and ten-year periods ended March 31, 2010, ranking in the second, first, first and second quintiles, and underperformed the benchmark and the median of the Peer Funds for the year-to-date period, ranking in the fourth quintile, respectively. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors and detractors to the Fund's performance during the periods. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance and the Investment Advisor's performance in managing other real estate funds. The Board of Directors then determined that Fund performance, in light of all the considerations noted above, was satisfactory.

(iii) Cost of the services provided and profits realized by the Investment Advisor from the relationship with the Fund: Next, the Board of Directors considered the advisory fees and administrative fees payable by the Fund as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the Fund's actual and contractual advisory fees were higher than the Peer Funds' medians, ranking the Fund in the fifth quintile. The Board noted that the upper ranges of actual and contractual advisory fees among the Peer Funds were relatively narrow, with Peer Funds in the third through fifth quintiles having comparable fees. The Board of Directors further noted that the Fund's total expense ratio was higher than the Peer Funds' median, ranking the Fund in the fourth quintile. The Board noted that the middle of the range of total expense ratios among the Peer Funds was relatively narrow, with Peer Funds in the second through fourth quintiles having comparable expense ratios. The Board of Directors noted that the Fund has a breakpoint of 10 basis points on assets over $1.5 billion; and as a result of asset

COHEN & STEERS REALTY SHARES, INC.

size, the Fund is currently benefitting from the reduced fee. However, the Board of Directors noted that, as a result of a reduction in the Fund's asset size compared to prior years, fee reduction is not as significant as in past years. The Board of Directors then considered the administrative services provided by the Investment Advisor, including compliance and accounting services and further noted that the Fund pays an administration fee to the Investment Advisor. In light of the considerations above, the Board of Directors concluded that the Fund's expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor's profits and whether the profits were reasonable for the Investment Advisor. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Advisor under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that the Fund's advisory fee schedule contains a breakpoint of 10 basis points once the Fund's assets reached $1.5 billion. The Board of Directors considered the Fund's asset size and determined that there were not at this time significant economies of scale that were not being shared with shareholders.

(v) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreement to those under other investment advisory contracts of other investment advisers managing Peer Funds. The Board of Directors also considered the services rendered, fees paid and profitability under the Advisory Agreement to the Investment Advisor's other fund advisory agreements, as well as the services rendered, fees paid and profitability under the Advisory Agreement to the Investment Advisor's other advisory contracts with institutional and other clients with similar investment mandates, including subadvised mutual funds and proprietary funds. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.

COHEN & STEERS REALTY SHARES, INC.

Meet the Cohen & Steers family of open-end funds:

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS
REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
REALTY INCOME FUND

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return and high current income and capital appreciation, investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

  *  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Jon Cheigh
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
(800) 437-9912

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: CSRSX

Web site: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Realty Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

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COHEN & STEERS

REALTY SHARES

280 PARK AVENUE

NEW YORK, NY 10017

SEMIANNUAL REPORT

JUNE 30, 2010

CSRSXSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REALTY SHARES, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date:	September 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer
(principal financial officer)

Date:	September 3, 2010